SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2006

OMNOVA SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Ghent Road Fairlawn, Ohio	44333-3300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 869-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At meetings of the Company’s Board of Directors and its committees held on January 19 – 20, 2006, the Board approved amendments to the Company’s Long-Term Incentive Program (“LTIP”) and Executive Incentive Compensation Program (“EICP”). The LTIP is a multi-year incentive program pursuant to which multi-year performance objectives are established and, if achieved, paid at the conclusion of the established performance period. The EICP is the Company’s annual incentive program, pursuant to which performance objectives are established and, if achieved, incentive awards are paid on an annual basis. The amendments to the LTIP and EICP comply with certain legislative and regulatory developments. The amended and restated Long-Term Incentive Program and the amended and restated Executive Incentive Compensation Program are filed as exhibits 10.14 and 10.26, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

At these same meetings, the Compensation and Corporate Governance Committee approved the objectives, including the plan weights and individual measures, and the incentive opportunities under the EICP for fiscal year 2006. A summary of the plan weights and measures and incentive opportunities applicable to the Company’s executive officers for 2006 are set forth in Exhibit 10.27 to this Current Report on Form 8-K, which is incorporated herein by reference.

Finally, the Compensation and Corporate Governance Committee evaluated the Company’s performance against the objectives established under the EICP for fiscal year 2005. Based on that evaluation, as well as its evaluation of each executive’s individual performance, bonuses were awarded under the EICP for 2005. A summary of the plan weights and individual measures and the incentive opportunities for which the Company’s executive officers were eligible for fiscal year 2005, as well as bonuses awarded to the Company’s named executive officers, is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Further information regarding compensation paid to the Company’s named executive officers for fiscal year 2005, including the report of the Compensation and Corporate Governance Committee with respect to such compensation, will be included in the Company’s Notice of 2006 Annual Meeting and Proxy Statement which will be filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.14	OMNOVA Solutions Inc. Long-Term Incentive Program

10.26	OMNOVA Solutions Inc. Executive Incentive Compensation Program

10.27	Summary of 2006 Executive Incentive Compensation Program

99.1	Summary of 2005 Executive Incentive Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Kristine C. Syrvalin
Name:	Kristine C. Syrvalin
Title:	Corporate Secretary

Date: January 26, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.14	OMNOVA Solutions Inc. Long-Term Incentive Program

10.26	OMNOVA Solutions Inc. Executive Incentive Compensation Program

10.27	Summary of 2006 Executive Incentive Compensation Program

99.1	Summary of 2005 Executive Incentive Compensation Program